UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 23, 1999
                                (Date of Report)



                                AJAY SPORTS, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

     0-18204                                                 39-1644025
-------------------------                          ----------------------------
(Commission File Number)                           (IRS Employer Identification
                                                    Number)

               1501 E. Wisconsin Street, Delavan, Wisconsin 53115
           (Address of principal executive offices including zip code)

                                 (414) 728-5521
              (Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits

a)    Financial statements of business acquired.

     The financial statements of Pro Golf of America, Inc. for the years ended October 31, 1998 and 1997 and reports of Independent Certified Public Accountants.

     The interim financial statements of Pro Golf of America, Inc. for the eight months ended June 30, 1999.

b) Unaudited pro forma financial information.

     The pro forma financial statements are presented to show the financial position of Ajay Sports, Inc. (Ajay) and Pro Golf of America (Pro Golf) as if the purchase occurred June 30, 1999 and the results of their operations for the six months ended June 30, 1999 and the year ended December 31, 1998 as if the acquisition had occurred on the first day of each respective period.

     These pro forma financial statements have been prepared for comparative purposes only and do not purport to indicate what necessarily would have occurred had the entities been combined since the applicable date, or what results may be in the future.

(1)(a)Pro forma condensed consolidated balance sheet of Ajay and Pro Golf as of June 30, 1999.

(1)(b) Pro forma condensed consolidated statement of operations of Ajay and Pro Golf for the six months ended June 30, 1999.

(1)(c) Pro forma condensed consolidated statement of operations of Ajay and Pro Golf for the year ended December 31, 1998.

(1)(d) Notes to pro forma condensed consolidated financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


September 7, 1999                               AJAY SPORTS, INC.

                                                S/Ronald N. Silberstein
                                                --------------------------
                                                Ronald N. Silberstein
                                                Chief Financial Officer

                               PRO GOLF OF AMERICA
                              FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

               Report of Independent Certified Public Accountants

The Board of Directors and Stockholders PRO GOLF OF AMERICA, INC.

      We have audited the accompanying balance sheets of PRO GOLF OF AMERICA, INC. as of October 31, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PRO GOLF OF AMERICA, INC. at October 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/Woronoff Hyman Levenson & Sweet PC
------------------------------------------------------
Woronoff Hyman Levenson & Sweet PC
Certified Public Accountants
January 20, 1999

                            PRO GOLF OF AMERICA, INC.
                                 BALANCE SHEETS
                            OCTOBER 31, 1998 AND 1997

                                                 1998                  1997
                                     --------------------    ------------------
      ASSETS
Current Assets
 Cash                                         $ 240,491      $        99,905
 Accounts Receivable                            535,400              557,388
 Loan Receivable                                      0               98,737
 Prepaid Advertising                                  0               25,148
 Note Receivable                                      0               22,500
 Prepaid Corporate Income Tax                    57,900                    0
                                              -----------        -----------
       Total Current Assets                     833,791              803,678
                                              ----------         -----------

 Property and equipment, net                    100,052              118,096
 Trademark, net                                     365                  622
 Goodwill, net                                   30,000               33,334
                                                ---------        -----------
              Total Assets                   $  964,208        $     955,730
                                               ==========        ===========

      LIABILITIES AND EQUITY
Current Liabilities
 Accounts Payable                         $      75,489       $       88,726
 Franchise Deposits                              15,000               10,000
 Accrued Expenses                               166,000              104,500
 Income Tax - Current                                 0               39,675
 Income Tax - Deferred                           74,800              101,600
                                                 ------              -------
          Total Current Liabilities             331,289              344,501

Deferred Income Taxes                             8,100               10,100

Stockholders' Equity
 Common Stock
    Authorized 50,000 shares; $1 par
    Issued and Outstanding 1,000 shares           1,000                1,000
 Retained Earnings                              623,820              600,129
                                                -------              -------
      Total Stockholders' Equity                624,820              601,129

               Total Liabilities and
                     Stockholders' Equity   $   964,208       $      955,730
                                               =========            ========



SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                            PRO GOLF OF AMERICA, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                  FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                               1998                   1997
                                          -------------         ------------
REVENUES                                  $ 4,354,203            $ 3,829,732

OPERATING EXPENSES                          4,273,912              3,510,341
                                            ---------              ----------
OPERATING INCOME (LOSS)                        80,290                319,391

OTHER INCOME (EXPENSES)                             0                   (559)
                                            ----------             ----------
INCOME (LOSS) BEFORE INCOME TAXES AND
 CUMULATIVE EFFECT ADJUSTMENT                  80,290                318,832

PROVISION FOR INCOME TAXES
 Current                                       85,400                133,000
 Deferred                                     (28,800)                 9,300
                                            -----------            -----------
 TOTAL INCOME TAXES                            56,600                142,300
                                            -----------            -----------

NET INCOME ( LOSS )                            23,690                176,532

RETAINED EARNINGS, BEGINNING                  600,129                423,598
                                            -----------            -----------
RETAINED EARNINGS, ENDING                 $   623,820           $    600,129
                                            ===========            ===========


















SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                            PRO GOLF OF AMERICA, INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                                        1998                 1997
                                                   ---------------      ---------------
Cash flows from operating activities:
 Net Income (Loss)                                 $         23,690     $        176,532
                                                   ----------------      ----------------
 Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                             21,322               20,994
    Amortization                                              3,591                3,591
    Change in assets and liabilities:
      Restricted Cash - NBD Escrow                                0               25,139
      Accounts Receivable                                    44,488             (188,503)
      Prepaid Corporate Income Tax                          (57,900)                   0
      Other Current Assets                                   25,148              168,524
      Accounts Payable                                      (13,237)               9,539
      Accrued Expenses                                       61,500               25,326
      Advertising Fund Not Expended                               0              (15,000)
      (Gain)Loss on Disposition of Assets                         0                  910
      Income Taxes
       Current                                              (39,675)             (28,025)
       Deferred                                             (28,800)               9,300
      Franchise Deposits                                      5,000               (2,404)
      Franchise Deposits - Escrow                                 0               25,139
                                                     ---------------        --------------
 Total Adjustment                                            21,437                4,252
                                                     ---------------        --------------
     Net cash provided by operating activities               45,127              180,783
                                                     ---------------        --------------
Cash flows from investing activities:
 Purchase of equipment                                       (3,279)              (5,167)
                                                     ---------------        --------------
Cash flows from financing activities:
 Net Borrowings:
 Debt Reduction:
    Bank Note payable                                            0               (19,500)
  Loan Receivable - Officer                                 98,737              ( 98,737)
                                                     ---------------         ------------
    Net cash provided (used) by financing activities        98,737              (118,237)
                                                     ---------------         -------------
Net increase (decrease) in cash                            140,586                57,379
Cash at beginning of year                                   99,905                42,526
                                                     ---------------         -------------
Cash at end of year                                  $     240,491            $   99,905
                                                     ===============         =============
Supplemental Data:
Cash paid during the year for:
      Interest                                       $           0            $      869
      Income Taxes                                   $     165,000            $  141,773


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS


                            PRO GOLF OF AMERICA, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997

1.    NATURE OF ENTITY

Pro Golf of America, Inc. (the "Company") was incorporated in the State of Michigan on September 1, 1975. The Company licenses retail golf franchises in the United States, Canada and Philippines and provides continuing marketing, technical, administrative and consultation services.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF SIGNIFICANT INITIAL SERVICES

When a franchise is purchased, the Company agrees to provide certain services to the new franchisee.

Among the services provided by the Company are assistance in lease negotiation, store layout, retail sales training, custom club fitting, implementation of an accounting system, purchasing and pricing programs, and the design of a customer service program.

      REVENUE RECOGNITION

Royalty Fees are a percentage of a franchisee's monthly gross receipts, as defined in the franchise agreement.

Initial Franchise Fee revenue from franchise sales are recognized when all material services or conditions relating to the sale have been substantially performed or satisfied by the franchisor. Substantial performance for the franchisor means that (a) the franchisor has no remaining obligation or intent to refund any cash received or forgive any unpaid notes or receivables; (b) substantially all of the initial services of the franchisor required by the franchise agreement have been performed, and (c) no other material conditions or obligations relating to the determination of substantial performance exists.

      Revenues consist of the following for years ended October 31,
                                                   1998              1997
                                                ------------   -----------
      Royalty Fees                               $2,947,394      $2,793,258
      Initial Franchise Fees                        428,112         396,729
      National Advertising Revenue                  679,380         364,931
      Other Income                                  299,317         274,814
                                               ------------    ------------
                                                 $4,354,203      $3,829,732

      National Advertising Revenue of $679,000 and $365,000 represents revenue for marketing programs conducted during the years ended October 31, 1998 and 1997. Advertising expenses included in operating expenses were $587,500 and $653,000 during the years ended October 31, 1998 and 1997, respectively (see Advertising below).

      ALLOWANCE FOR DOUBTFUL ACCOUNTS

      Accounts Receivable - Royalties and Accounts Receivable - Advertising are presented net of an allowance for doubtful accounts of $32,000 and $52,520, respectively, as of October 31, 1998. Accounts Receivable as of October 31, 1997 were substantially all collectible and, thus, no allowance was necessary.

      PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Depreciation expense was $21,322 and $20,994 in the years ended October 31, 1998 and 1997, respectively.

      INTANGIBLE ASSETS

      The trademark's cost of $4,375 is being amortized over a 17-year period. Goodwill of $50,000 is being amortized over a 15-year period. Amortization expense was $3,591 in the years ended October 31, 1998 and 1997.

      ADVERTISING

     The Company's policy is to expense production costs for advertising as of the date the commercials and marketing materials are initially utilized. Prepaid advertising represents expenditures which, under this policy, are capitalized at year end and expensed during the following fiscal year. (See Revenue Recognition above).

      STATEMENT OF CASH FLOWS

      The Company considers all bank accounts to be cash equivalents. The impact of changing foreign currencies was not material.

      ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


     RECLASSIFICATIONS

     Certain amounts for the year ended October 31, 1997 have been reclassified to conform with the presentation of October 31, 1998 amounts. The reclassification has no effect on net income for the year ended October 31, 1997.

                            PRO GOLF OF AMERICA, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997

3.    FRANCHISES IN OPERATION

      The franchise activity for the year ended October 31, 1998:

      Operating at beginning of year                  158

      Franchises opened                                12
      Franchises closed                               (10)
                                                      ----
      Operating at end of year                        160
                                                      ----
4.    COMMITMENTS AND CONTINGENCIES

     The Corporation leases its building from the principal shareholders of the Company. The lease is classified as an operating lease with minimum rental commitments at October 31, 1998 as follows:

            Year ended October 31, 1999    10,000
                                           ------
                                          $10,000
                                           ------
      The lease provides for payment of taxes and other expenses to be incurred by the Company. During the years ended October 31, 1998 and 1997, rental expense was $120,000, which was paid to the principal shareholders. The lease expired on November 30, 1998 and will continue on a month to month basis on the same terms.

     The Company has guaranteed a term loan to NBD Bank, N.A. on behalf of the Company's principal shareholders. The loan proceeds were used to purchase the Company's office building. The original loan, which had quarterly payments due through October, 1998, required a balloon payment of $480,000 during October, 1998. Subsequent to year-end, the loan was refinanced with similar payment terms and the balloon payment was not made. The new loan, dated December 4, 1998, requires quarterly payments of $17,000 through December, 2003 and is secured by the building. The outstanding balance of the loan as of October 31, 1998 was $477,347.

     The Company is the defendant in a pending lawsuit, which it is vigorously defending. The Company expects to obtain a favorable judgement in the case. However, the ultimate outcome of this litigation is unknown at the present time. The amount of any potential loss cannot be estimated at this time, although it may be material relative to the financial position, results of operation or liquidity of the Company. Accordingly, no provision for any liabilility resulting from this litigation has been made in the accompanying financial statements.

                            PRO GOLF OF AMERICA, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997

5.    RELATED PARTY TRANSACTIONS

      One franchise was opened during the current year by an entity whose principal shareholders are shareholders of the Company. See further discussions of related party transactions in Note 4.

6.    Federal Income Tax

      Federal income tax expense is based on reported earnings before income taxes and calculated at the applicable rates recognizing the corporation as a component member of a controlled group of corporations as defined in the Internal Revenue Code. Deferred income taxes are the result of differences between the basis of certain assets and liabilities for financial and tax purposes due to the Company using the cash basis method of accounting for federal income tax purposes. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

      The net deferred tax liability consists of the following as of October 31, 1998 and 1997:

                                                         1998       1997
                                                      ---------   --------
            Deferred tax liability                     $166,300   $181,500
            Deferred tax asset                          (83,400)   (69,800)
            Valuation allowance                               0          0
                                                      ---------   --------
                                                      $  82,900   $111,700
                                                      =========   ========

      The deferred tax liability (revenue recognized in the financial statements which will result in future taxable income) results from various accounts receivables and prepaid expenses. The deferred tax asset (amounts expenses or liabilities recognized in the financial statements for which a future tax deduction will be taken) results from various liabilities and an allowance for doubtful accounts which have no tax basis. The difference in depreciation methods also causes the deferred tax asset.

      The tax provision differs from the expense that would result from applying statutory rates to income before income taxes because of officer's life insurance and entertainment expenses incurred by the Company. The Company's tax liability was reduced by foreign tax credits of $23,300 and $19,000 in each of the years ended October 31, 1998 and 1997, respectively.

7.    RETIREMENT PLAN

      The Company maintains a qualified defined contribution 401(k) plan which was adopted as o January 1, 1996. Company contributions to the plan are discretionary as determined by the Company's board of directors. The Company did not make contributions to the plan, but allowed eligible employees to make elective income deferrals to the plan per plan specifications.

8.    CONCENTRATION OF CREDIT RISK

      The Company maintains its cash balances in one financial institution located in Detroit, Michigan. The balances are insured by the Federal Deposit Insurance Corporation (FDIC) for up to $100,000. At October 31, 1998, the Company's cash balance was $240,491. At times such balances have been in excess of FDIC insurance limits.

9.    SUBSEQUENT EVENT

      See not 4, Commitments and Contingencies, regarding a term loan guaranteed by the Company that was refinanced after year-end.

AJAY SPORTS, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)


Overview

On June 23, 1999, Ajay Sports, Inc. (the "Company"), through a majority owned subsidiary, acquired all of the outstanding capital stock of Pro Golf of America, Inc. ("Pro Golf"), a Michigan corporation (the "PG Stock"), all of the ownership interests in PGD Online, LLC ("PGD"), a Michigan limited liability company (the "PGD Interests") and certain accounts receivable and certain other assets of State of the Art Golf, Inc. ("SOTA"), a Michigan corporation (the "SOTA Assets"), for a combined purchase price of $10,500,000 and assumption of SOTA's accounts payable related to the acquired accounts receivable. The PG Stock and the PGD Interests were acquired from Robert Sage and the Jack London Revocable Living Trust. The SOTA Assets were acquired from SOTA and the owners of SOTA are Robert Sage and the Jack London Revocable Living Trust. Prior to the acquisition, there were no relationships between the Company's affiliates, directors or officers and any of Pro Golf, PGD, SOTA, Robert Sage or the Jack London Revocable Living Trust, or any of their respective affiliates, directors or officers.

The pro forma condensed consolidated balance sheet as of June 30, 1999 is based on the historical balance sheets of the Company and Pro Golf (included elsewhere herein) and makes certain assumptions with adjustments for officer wage reductions, tax benefits, and interest expense on acquisition indebtedness. The pro forma statements do not reflect other additional revenues expected to be generated as a result of the synergies created by the acquisition of Pro Golf or the new vendor programs or franchise expansions expected to occur, nor do they reflect any additional expenditures expected to be incurred to undertake these expansions and new programs. The pro forma condensed consolidated statement of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 include the historical statement operations of the Company as reported on Form 10-Q for the quarter ended June 30, 1999 and Form 10-K for the year ended December 31, 1998. The pro forma condensed consolidated statement of operations for the six months ended June 30, 1999 includes Pro Golf's historical statement of operations for the six months ended June 30, 1999. The pro forma condensed consolidated statement of operations for the year ended December 31, 1998 includes Pro Golf's audited statement of operations for the year ended October 31, 1998.


These pro forma financial statements have been prepared for comparative purposes only and do not purport to indicate what necessarily would have occurred had the entities been combined since the applicable date, or what results may be in the future. The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company and Pro Golf (included herein).

                                      Ajay Sports, Inc. and Subsidiaries
                                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                June 30, 1999
                                               (In thousands)
                                                (Unaudited)

                                         Ajay                             Pro Forma        Pro Forma
                                        Sports, Inc.      Pro Golf        Adjustments      Consolidated
                                      ---------------     ----------      -------------    -------------
 ASSETS
     Cash                              $        45       $      418                -       $       463
     Marketable Securities                     484                0                -               484
     Accounts Receivable, net                2,907            1,307                -             4,214
     Inventories                             4,925               17                -             4,942
     Prepaid Expenses                          548              273                -               821
                                       ------------        ----------                      ------------

          Current Assets                     8,909             2,015                            10,924

     Fixed Assets, net                       1,653               101               -             1,754
     Other Assets                              139                 6               -               145
     Deferred Tax Benefits                     756                 0           4,382 (1)         5,138
     Goodwill                                1,599                28           6,012 (2)         7,639
                                       -----------         -----------        ---------     -----------

           Total Assets                    $13,056       $     2,150         $10,394        $   25,600
                                       ===========         ===========        =========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

     Notes Payable to bank                     195                 0           8,500 (3)         8,695
     Accounts Payable                        2,384               778               -             3,162
     Accrued Expenses                          608               161               -               769

          Current Liabilities                3,187               939                            12,626

     Note Payable - Long Term                7,138                 0           2,070 (3)         9,208
     Note Payable - Affiliates               1,587                 0               -             1,587
                                       ------------       -----------         -----------      ---------
           Total Liabilities                11,912                 0                            23,421

Shareholders' Equity                         1,144             1,211            (176)            2,179
                                       ------------       -----------         -----------      ---------

      Total Liabilities and
      Stockholders' Equity          $        13,056       $    2,150        $ 10,394           $25,600
                                       ============       ===========        ============      =========

See notes to unaudited pro forma condensed consolidated financial statements.


                              Ajay Sports, Inc. And Subsidiaries
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         For the Six Months ended June 30, 1999
                        (In thousands, except per share amounts)
                                      (Unaudited)

                              Ajay                         Pro Forma         Pro Forma
                              Sports, Inc.     Pro Golf    Adjustments    Consolidated
                              ------------     ---------   -----------    ------------
Net Sales/Revenues              $   8,823       2,055           -             10,878
Cost of Sales                       7,638                       -              7,638
                                    -----                                     ------
   Gross Profit                     1,185                                      3,240

Selling, General and
   Administrative Expenses          1,836       1,704           (30) (4)       3,510

Interest Expense                      528          12           450  (5)         990
Other Expense(Inc.)                    70         (10)           75  (6)         135
                                   ------       ------                         ------
Income (loss) from operations
   before income taxes             (1,249)        349          (495)          (1,395)

Income taxes (expense) benefit        275        (122)          335              488
                                   -------      -------       --------        -------
    Net income (loss)                (974)        227          (160)            (907)
                                   =======      =======       ========        =======
    Net income (loss) per share














See notes to unaudited pro forma condensed consolidated financial statements.


                       Ajay Sports, Inc. and Subsidiaries
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1998
                    (In thousands, except per share amounts)
                                   (Unaudited)

                              Ajay                         Pro Forma         Pro Forma
                              Sports, Inc.     Pro Golf    Adjustments    Consolidated
                              ------------     ---------   -----------    ------------


Net Sales/Revenues              $  22,925          4,354           -          27,279
Cost of Sales                      19,477              -           -          19,477
                                  --------                                    ------
   Gross Profit                     3,448                                      7,802

Selling, General and
   Administrative Expenses          3,868          4,274         (1,641) (4)    6,501


Interest Expense                    1,139              0            900  (5)    2,039
Other Expense(Inc.)                  ( 84)             0            150  (6)       66
                                  --------         ------        -------      -------

Income (loss) from operations
   before income taxes             (1,475)            80            591          (804)

Income taxes (expense) benefit          -            (56)           337  (7)      281
                                 ---------        -------        -------       -------
    Net income (loss)              (1,475)            24            928          (523)
                                 =========        =======        ========      =======
    Net income (loss) per share     (0.47)                                      (0.17)
                                 =========                                     =======
     Weighted average common
        shares outstanding          3,909








See notes to unaudited pro forma condensed consolidated financial statements.


                                Ajay Sports, Inc.
               NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (In thousands)
                                   (Unaudited)


Note 1.
The pro forma financial statements are presented to show the financial position and results of operations of Ajay Sports, Inc. and Pro Golf as if the purchase had occurred on the dates discussed on the overview.

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

                                                        1999
                                                     --------

      (1)   Deferred Tax Benefit                       $4,382

      (2)   Goodwill                                   $6,012

      (3)   Notes Payable                             $10,570

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

                                                            1999      1998
                                                          --------   ---------

      (4)   Elimination of Pro Golf owner compensation.      $  30     $1,641

      (5)   Increase in interest expense                     $ 450     $  900

      (6)   Increase in goodwill amortization                $  75     $  150

      (7)   Income tax                                       $ 335     $  337